UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22700

Exchange Listed Funds Trust

 (Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive

Suite 207

Oklahoma City, Oklahoma 73120

(Address of principal executive offices)  (Zip code)

UMB Fund Services

235 W. Galena Street

Milwaukee, Wisconsin 53212

(Name and address of agent for service)

Registrant’s telephone number, including area code: (405) 778-8377

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

EXCHANGE LISTED FUNDS TRUST

High Yield ETF
(Formerly Peritus High Yield ETF)

Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Exchange Listed Funds Trust TABLE OF CONTENTS	June 30, 2019

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is available in the Fund’s prospectus, a copy of which may be obtained by visiting the Fund’s website at www.hyldetf.com. Please read the prospectus carefully before you invest.

There are risks involved with investing, including possible loss of principal, and there is no guarantee the Fund will achieve its investment objective. The Fund is diversified. Concentration in a particular industry or sector will subject the Fund to loss due to adverse occurrences that may affect that industry or sector.

Individual shares of the Fund may be purchased or sold in the secondary market throughout the regular trading day on the NYSE Arca, Inc. (the “Exchange”) through a brokerage account. However, shares are not individually redeemable directly from the Fund. The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares (“Creation Units”).

Distributor: Foreside Fund Services, LLC

i

High Yield ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	June 30, 2019

Dear HYLD Shareholders,

The High Yield ETF (HYLD)’s return over the fiscal year ending June 30, 2019 was 1.47% based on NAV and 1.26% based on market price, versus a return of 7.48% for the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The market discount has improved since its widest levels in the final months of 2018, but remains at a modest discount. However, both returns significantly underperformed the index over the 12-month period.

As the economic expansion approaches a record tenth year, signs of late-cycle behavior are evident. With the exception of the strong labor market, most economic data over the past year has come in weaker than expected, credit market valuations are rich, the profit cycle peaked more than a year ago and corporate debt levels are at all-time highs. The Treasury market seems to confirm the deteriorating macroeconomic backdrop. Interest rates have fallen significantly, with 5-year Treasury yields lower by almost 1% and the yield curve considerably flatter. The spread between 3-month Treasury bills and 10-year Treasury bonds has gone from 0.95% on June 29, 2018 to -0.08% at the end of this fiscal year on June 28, 2019. An inverted yield curve has preceded all but one of the past nine recessions. Even an economic slowdown without a recession could result in elevated financial market volatility and a more difficult refinancing environment, which could lead to an uptick in corporate defaults.

Against this backdrop, the High Yield ETF management team took steps to reduce risk in the portfolio, believing a defensive posture focused on capital preservation was a prudent course of action. In light of the flat yield curve and rich valuations, the incentive to hold longer maturity debt is greatly reduced. Over the past year, we shortened the average interest rate and spread duration of the portfolio from almost four years to two years by selling long maturity debt to purchase shorter maturity debt. This will reduce the sensitivity of the portfolio to both changes in interest rates and credit spreads. Today, more than half the portfolio matures in less than three years. One benefit of the flat yield curve is that selling long maturity debt to purchase shorter maturity debt reduces the yield of the portfolio by a considerably smaller amount than if the yield curve were more upward sloping, as one would normally expect. In addition, the team has taken steps to increase the credit quality of the portfolio. The CCC or below rated debt in the portfolio has been reduced by half, from over 30% to approximately 15%, and where possible, we have moved up the capital structure to hold more senior debt. There are limits to how much further we can increase quality without sacrificing more income.

As evident from HYLD’s performance relative to the benchmark, the expected benefits of our more defensive positioning have not yet materialized. After considerable losses by credit and equity markets at the end of 2018, the markets have delivered large gains thus far in 2019, aided by expectations of looser monetary policy, and despite headwinds from the U.S. trade war with China. By reducing the interest rate and spread duration of the portfolio, HYLD has not benefited from the fall in interest rates and narrowing credit spreads that have resulted in gains of over 7% for the market over the past year.

As we look forward, we believe that our underperformance will likely be short-lived. The global economy is slowing markedly and a resolution to the trade war with China does not appear forthcoming. As the economic cycle begins to rollover, we expect our defensive positioning to result in greater resiliency as defaults pick up, credit spreads widen and markets experience elevated levels of volatility. With considerable debt maturing over the next several years, the portfolio will have cash to put to work at much wider spreads. In the meantime, our positioning produces a healthy income stream. HYLD’s SEC yield of 7.52% as of June 30, 2019, in a world of sub-2% U.S. Treasury yields and negative interest rates the world over, is compensation for patient investors to ride out the near-term economic uncertainty.

We appreciate your continued support of HYLD.

Sincerely,

J. Garrett Stevens

Chief Executive Officer

Exchange Traded Concepts

Notes and definitions:

All data sourced from Bloomberg.

Quality ratings reflect the credit quality of the underlying securities in the Fund’s portfolio and not that of the Fund itself. Quality ratings are subject to change.

The 30-Day Yield represents net investment income earned by the Fund over the 30-Day period ended 06/30/2019, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-Day period.

High Yield ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Continued)	June 30, 2019

Growth of a $10,000 Investment

(at net asset value)

		Average Annual Return as of 6/30/19
	Inception Date of the Fund	One Year	Five Year	Since Inception	Expense Ratio*
					Gross	Net
High Yield ETF (Net Asset Value)	12/1/2010	1.47%	-0.85%	3.66%	1.25%	1.25%
High Yield ETF (Market Price)		1.26%	-0.91%	3.49%
Bloomberg Barclays U.S. Corporate High Yield Index		7.48%	4.70%	6.84%

*   Reflects the expense ratio as reported in the Prospectus dated November 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains distributions. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Current performance may be lower or higher than performance data quoted. For the Fund’s most recent month end performance, please visit www.hyldetf.com.

There are no assurances that the Fund will meet its stated objective.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. The information provided herein represents the opinion of Exchange Traded Concepts, LLC for the period stated and is subject to change at any time.

High Yield ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Concluded)	June 30, 2019

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non-investment grade debt. One cannot invest directly in an index.

The Fund’s shares are listed on an exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Net asset value — The dollar value of a single share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. Calculated at the end of each business day.

Market Price — Determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total Returns are calculated using the daily 4:00pm midpoint between the bid offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from.

High Yield ETF SCHEDULE OF INVESTMENTS	June 30, 2019
Principal Amount		Value
CORPORATE BONDS — 60.8%
	ADVERTISING — 0.2%
$250,000	National CineMedia LLC 6.000%, 4/15/2022«	$253,125
	AEROSPACE/DEFENSE — 0.2%
334,000	Arconic, Inc. 6.150%, 8/15/2020	345,776
	AGRICULTURE — 2.2%
1,432,000	Pyxus International, Inc. 8.500%, 4/15/2021«,¤	1,469,590
1,742,000	Vector Group Ltd. 6.125%, 2/1/2025«,¤	1,623,161
		3,092,751
	AIRLINES — 0.2%
334,000	American Airlines Group, Inc. 5.500%, 10/1/2019¤	337,173
	AUTO MANUFACTURERS — 0.6%
810,000	JB Poindexter & Co., Inc. 7.125%, 4/15/2026«,¤	830,250
	AUTO PARTS & EQUIPMENT — 0.1%
200,000	Meritor, Inc. 6.250%, 2/15/2024«	206,250
	BUILDING MATERIALS — 0.2%
250,000	Griffon Corp. 5.250%, 3/1/2022«	249,688
	CHEMICALS — 2.1%
400,000	Chemours Co. 6.625%, 5/15/2023«	415,248
2,179,000	CVR Partners LP / CVR Nitrogen Finance Corp. 9.250%, 6/15/2023«,¤	2,286,751
340,000	INVISTA Finance LLC 4.250%, 10/15/2019¤	343,640
		3,045,639
	COAL — 0.5%
200,000	Peabody Energy Corp. 6.000%, 3/31/2022«,¤	205,500
500,000	Warrior Met Coal, Inc. 8.000%, 11/1/2024¤	521,562
		727,062
	COMMERCIAL SERVICES — 7.0%
1,475,000	ACE Cash Express, Inc. 12.000%, 12/15/2022«,¤	1,320,125
334,000	ADT Security Corp. 5.250%, 3/15/2020	340,680
956,000	Flexi-Van Leasing, Inc. 10.000%, 2/15/2023«,¤	891,470
Principal Amount		Value
CORPORATE BONDS (Continued)
	COMMERCIAL SERVICES (Continued)
	Hertz Corp.
$250,000	6.250%, 10/15/2022«	$253,750
250,000	5.500%, 10/15/2024«,¤	240,075
1,908,000	LSC Communications, Inc. 8.750%, 10/15/2023«,¤	1,822,140
334,000	Nielsen Finance LLC / Nielsen Finance Co. 4.500%, 10/1/2020«	335,628
2,760,000	Quad/Graphics, Inc. 7.000%, 5/1/2022	2,807,527
2,338,000	StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary 7.875%, 6/1/2021«	1,882,090
		9,893,485
	COMPUTERS — 4.6%
2,211,902	DynCorp International, Inc. 11.875%, 11/30/2020«	2,245,081
1,908,000	Exela Intermediate LLC / Exela Finance, Inc. 10.000%, 7/15/2023«,¤	1,559,790
	Harland Clarke Holdings Corp.
910,000	6.875%, 3/1/2020«,¤	899,762
1,751,600	8.375%, 8/15/2022«,¤	1,495,428
250,000	Unisys Corp. 10.750%, 4/15/2022¤	277,188
		6,477,249
	DISTRIBUTION/WHOLESALE — 0.4%
250,000	Performance Food Group, Inc. 5.500%, 6/1/2024«,¤	256,250
250,000	Univar USA, Inc. 6.750%, 7/15/2023¤	255,938
		512,188
	DIVERSIFIED FINANCIAL SERVICES — 3.9%
1,428,000	Curo Group Holdings Corp. 8.250%, 9/1/2025«,¤	1,192,380
714,000	Navient Corp. 5.875%, 3/25/2021	744,345
1,432,000	TMX Finance LLC / TitleMax Finance Corp. 11.125%, 4/1/2023«,¤	1,358,610
250,000	VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.750%, 6/15/2022¤	259,167
1,908,000	Voyager Aviation Holdings LLC / Voyager Finance Co. 8.500%, 8/15/2021«,¤	1,941,390
		5,495,892

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2019
Principal Amount		Value
CORPORATE BONDS (Continued)
	ELECTRICAL COMPONENTS & EQUIPMENT — 1.9%
$2,622,000	Artesyn Embedded Technologies, Inc. 9.750%, 10/15/2020«,¤	$2,667,885
	ENERGY-ALTERNATE SOURCES — 0.9%
1,272,000	Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/1/2021«	1,327,650
	ENGINEERING & CONSTRUCTION — 0.4%
250,000	MasTec, Inc. 4.875%, 3/15/2023«	254,375
250,000	Tutor Perini Corp. 6.875%, 5/1/2025¤	240,000
		494,375
	ENTERTAINMENT — 0.4%
250,000	Jacobs Entertainment, Inc. 7.875%, 2/1/2024«,¤	267,500
300,000	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 6.125%, 8/15/2021«,¤	305,250
		572,750
	FOOD — 1.1%
250,000	C&S Group Enterprises LLC 5.375%, 7/15/2022«,¤	251,250
250,000	Ingles Markets, Inc. 5.750%, 6/15/2023«	256,875
956,000	Simmons Foods, Inc. 7.750%, 1/15/2024«,¤	1,034,870
		1,542,995
	FOREST PRODUCTS & PAPER — 0.2%
250,000	Resolute Forest Products, Inc. 5.875%, 5/15/2023«	252,500
	GAS — 0.2%
250,000	Southern Star Central Corp. 5.125%, 7/15/2022¤	253,125
	HEALTHCARE-SERVICES — 0.4%
334,000	Centene Corp. 5.625%, 2/15/2021«	340,680
238,000	Tenet Healthcare Corp. 6.000%, 10/1/2020	245,899
		586,579
	HOME BUILDERS — 0.5%
250,000	Century Communities, Inc. 6.750%, 6/1/2027«,¤	254,063
250,000	LGI Homes, Inc. 6.875%, 7/15/2026«,¤	256,875
200,000	Williams Scotsman International, Inc. 7.875%, 12/15/2022¤	210,500
		721,438
Principal Amount		Value
CORPORATE BONDS (Continued)
	INSURANCE — 0.1%
$200,000	MBIA, Inc. 6.400%, 8/15/2022«	$199,500
	INTERNET — 0.2%
334,000	Symantec Corp. 4.200%, 9/15/2020	339,326
	INVESTMENT COMPANIES — 2.2%
2,935,000	Compass Group Diversified Holdings LLC 8.000%, 5/1/2026«,¤	3,065,241
	IRON/STEEL — 0.4%
250,000	AK Steel Corp. 7.500%, 7/15/2023«	256,800
300,000	Allegheny Technologies, Inc. 5.950%, 1/15/2021«	309,750
		566,550
	LODGING — 0.7%
956,000	Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 9/15/2026«	1,030,090
	MACHINERY-DIVERSIFIED — 0.3%
350,000	Cloud Crane LLC 10.125%, 8/1/2024«,¤	377,125
	MEDIA — 5.8%
112,000	Block Communications, Inc. 6.875%, 2/15/2025«,¤	117,320
250,000	GCI LLC 6.875%, 4/15/2025«	261,875
250,000	iHeartCommunications, Inc. 8.375%, 5/1/2027«	263,130
2,887,000	Lee Enterprises, Inc. 9.500%, 3/15/2022«,¤	2,951,957
1,904,000	McClatchy Co. 9.000%, 7/15/2026«,¤	1,865,920
350,000	Tribune Media Co. 5.875%, 7/15/2022	357,840
2,454,000	Urban One, Inc. 7.375%, 4/15/2022«,¤	2,460,135
		8,278,177
	MINING — 1.0%
1,190,000	JW Aluminum Continuous Cast Co. 10.250%, 6/1/2026«,¤	1,255,450
107,000	Kaiser Aluminum Corp. 5.875%, 5/15/2024«	111,547
		1,366,997

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2019
Principal Amount		Value
CORPORATE BONDS (Continued)
	MISCELLANEOUS MANUFACTURING — 4.4%
$956,000	FXI Holdings, Inc. 7.875%, 11/1/2024«,¤	$893,860
250,000	Gates Global LLC / Gates Global Co. 6.000%, 7/15/2022«,¤	250,469
1,908,000	LSB Industries, Inc. 9.625%, 5/1/2023«,¤	1,950,930
3,396,000	Techniplas LLC 10.000%, 5/1/2020«,¤	3,124,320
		6,219,579
	OFFICE/BUSINESS EQUIPMENT — 0.2%
250,000	Pitney Bowes, Inc. 3.875%, 9/15/2020	250,555
	OIL & GAS — 3.4%
200,000	CITGO Petroleum Corp. 6.250%, 8/15/2022«,¤	200,750
1,923,000	Montage Resources Corp. 8.875%, 7/15/2023«	1,629,743
1,304,000	Par Petroleum LLC / Par Petroleum Finance Corp. 7.750%, 12/15/2025«,¤	1,295,850
2,299,000	Sanchez Energy Corp. 7.250%, 2/15/2023«,¤	1,752,987
		4,879,330
	OIL & GAS SERVICES — 2.4%
2,384,000	Basic Energy Services, Inc. 10.750%, 10/15/2023«,¤	1,871,440
607,000	FTS International, Inc. 6.250%, 5/1/2022«	566,027
1,432,000	Hi-Crush Partners LP 9.500%, 8/1/2026«,¤	1,009,560
		3,447,027
	PACKAGING & CONTAINERS — 0.0%
2,907	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750%, 10/15/2020«	2,918
	PHARMACEUTICALS — 3.2%
1,908,000	HLF Financing Sarl LLC / Herbalife International, Inc. 7.250%, 8/15/2026«,¤	1,919,925
2,486,000	Horizon Pharma USA, Inc. 8.750%, 11/1/2024«,¤	2,679,411
		4,599,336
Principal Amount		Value
CORPORATE BONDS (Continued)
	PIPELINES — 1.3%
$500,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/2022«,¤	$509,375
250,000	Global Partners LP / GLP Finance Corp. 6.250%, 7/15/2022«	253,750
881,000	Martin Midstream Partners LP / Martin Midstream Finance Corp. 7.250%, 2/15/2021«	877,652
250,000	NGL Energy Partners LP / NGL Energy Finance Corp. 7.500%, 11/1/2023«	262,500
		1,903,277
	REITS — 0.2%
250,000	RHP Hotel Properties LP / RHP Finance Corp. 5.000%, 4/15/2023«	254,688
	RETAIL — 2.1%
250,000	Asbury Automotive Group, Inc. 6.000%, 12/15/2024«	260,000
500,000	FirstCash, Inc. 5.375%, 6/1/2024«,¤	516,250
250,000	GameStop Corp. 6.750%, 3/15/2021«,¤	245,625
956,000	Guitar Center Escrow Issuer, Inc. 9.500%, 10/15/2021«,¤	922,540
1,053,000	Party City Holdings, Inc. 6.625%, 8/1/2026«,¤	1,024,042
		2,968,457
	SOFTWARE — 0.2%
250,000	PTC, Inc. 6.000%, 5/15/2024«	262,500
	TELECOMMUNICATIONS — 3.8%
2,854,000	Consolidated Communications, Inc. 6.500%, 10/1/2022«	2,674,740
1,884,000	Frontier Communications Corp. 8.500%, 4/1/2026«,¤	1,832,190
400,000	Plantronics, Inc. 5.500%, 5/31/2023«,¤	399,000
238,000	Qwest Corp. 6.750%, 12/1/2021	255,647
238,000	Sprint Communications, Inc. 11.500%, 11/15/2021	276,080
		5,437,657
	TOYS/GAMES/HOBBIES — 0.2%
250,000	Mattel, Inc. 4.350%, 10/1/2020	252,813

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2019
Principal Amount		Value
CORPORATE BONDS (Continued)
	TRANSPORTATION — 0.3%
$350,000	Watco Cos LLC / Watco Finance Corp. 6.375%, 4/1/2023¤	$357,000
	TRUCKING & LEASING — 0.2%
300,000	Fortress Transportation & Infrastructure Investors LLC 6.750%, 3/15/2022«,¤	312,375
	TOTAL Corporate Bonds (Cost $88,967,999)	86,256,343

TERM LOANS — 10.8%
	COAL — 1.0%
1,797,597	Foresight Energy LLC 8.070% (3-Month US LIBOR + 575 basis points), 3/16/2022«,@	1,480,771
	COMMERCIAL SERVICES — 1.4%
1,990,000	RR Donnelley & Sons Co. 7.303% (3-Month US LIBOR + 500 basis points), 1/4/2024«,@	1,977,562
	FOOD — 1.4%
2,067,334	Flavors Holdings, Inc. 8.061% (3-Month US LIBOR + 575 basis points), 4/3/2020«,@	1,938,126
	OIL & GAS — 2.3%
3,566,587	Osum Production Corp. 7.766% (3-Month US LIBOR + 550 basis points), 7/31/2020«,@	3,316,926
	PIPELINES — 1.0%
1,488,750	AL Midcoast Holdings LLC 7.766% (1-Month US LIBOR + 550 basis points), 8/18/2025«,@	1,494,333
	RETAIL — 1.4%
1,964,646	California Pizza Kitchen, Inc. 8.521% (1-Month US LIBOR + 600 basis points), 8/23/2022«,@	1,925,353
	TRANSPORTATION — 2.3%
799,787	Navios Maritime Partners LP 7.402% (3-Month US LIBOR + 500 basis points), 9/14/2020«,@	797,120
2,491,117	YRC Worldwide, Inc. 10.766% (1-Month US LIBOR + 850 basis points), 7/21/2022«,@	2,461,921
		3,259,041
	Total Term Loans (Cost $16,093,452)	15,392,112
Principal Amount		Value
FOREIGN BONDS — 21.6%
	AEROSPACE/DEFENSE — 0.7%
$956,000	Bombardier, Inc. 6.000%, 10/15/2022 (Canada)«,¤	$964,881
	AGRICULTURE — 1.5%
2,210,000	Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc. 8.500%, 12/15/2022 (Canada)«,¤	2,160,275
	AIRLINES — 0.4%
250,000	Air Canada 7.750%, 4/15/2021 (Canada)¤	270,750
250,000	Virgin Australia Holdings Ltd. 7.875%, 10/15/2021 (Australia)¤	257,187
		527,937
	AUTO MANUFACTURERS — 0.5%
250,000	Aston Martin Capital Holdings Ltd. 6.500%, 4/15/2022 (Jersey)«,¤	251,875
500,000	Mclaren Finance PLC 5.750%, 8/1/2022 (United Kingdom)«,¤	484,605
		736,480
	AUTO PARTS & EQUIPMENT — 0.1%
250,000	Delphi Technologies PLC 5.000%, 10/1/2025 (United Kingdom)¤	223,750
	CHEMICALS — 0.4%
200,000	Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, 12/1/2022 (Canada)«,¤	208,500
350,000	OCI N.V. 6.625%, 4/15/2023 (Netherlands)«,¤	365,750
		574,250
	COMMERCIAL SERVICES — 1.4%
1,025,000	Cimpress N.V. 7.000%, 6/15/2026 (Netherlands)«,¤	1,050,615
960,000	Emeco Pty Ltd. 9.250%, 3/31/2022 (Australia)«,¤	1,013,352
		2,063,967
	COSMETICS/PERSONAL CARE — 0.2%
250,000	Avon International Operations, Inc. 7.875%, 8/15/2022 (United Kingdom)«,¤	260,625
	DIVERSIFIED FINANCIAL SERVICES — 0.2%
250,000	goeasy Ltd. 7.875%, 11/1/2022 (Canada)«,¤	262,500

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2019
Principal Amount		Value
FOREIGN BONDS (Continued)
	ENVIRONMENTAL CONTROL — 0.2%
$250,000	Tervita Corp. 7.625%, 12/1/2021 (Canada)¤	$255,553
	FOOD — 3.5%
2,242,000	Clearwater Seafoods, Inc. 6.875%, 5/1/2025 (Canada)«,¤	2,250,407
2,436,000	JBS USA LUX S.A. / JBS USA Finance, Inc. 6.750%, 2/15/2028 (Brazil)«,¤	2,655,240
		4,905,647
	FOREST PRODUCTS & PAPER — 0.4%
600,000	Cascades, Inc. 5.500%, 7/15/2022 (Canada)«,¤	605,250
	GAS — 0.4%
500,000	Rockpoint Gas Storage Canada Ltd. 7.000%, 3/31/2023 (Canada)¤	509,375
	HOME BUILDERS — 0.2%
250,000	Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 7/1/2022 (Canada)«,¤	255,000
	LEISURE TIME — 0.2%
250,000	NCL Corp. Ltd. 4.750%, 12/15/2021 (Bermuda)«,¤	254,063
	MEDIA — 0.2%
250,000	Altice Financing S.A. 6.625%, 2/15/2023 (Luxembourg)«,¤	256,875
	MINING — 5.5%
1,900,000	Ferroglobe PLC / Globe Specialty Metals, Inc. 9.375%, 3/1/2022 (United Kingdom)«,¤	1,657,750
508,000	First Quantum Minerals Ltd. 7.000%, 2/15/2021 (Zambia)«,¤	519,113
600,000	Hudbay Minerals, Inc. 7.250%, 1/15/2023 (Canada)«,¤	620,250
2,422,000	IAMGOLD Corp. 7.000%, 4/15/2025 (Canada)«,¤	2,518,880
2,647,000	New Gold, Inc. 6.250%, 11/15/2022 (Canada)«,¤	2,481,562
		7,797,555
	OIL & GAS — 1.1%
1,500,000	Frontera Energy Corp. 9.700%, 6/25/2023 (Colombia)«,¤	1,603,125
	OIL & GAS SERVICES — 1.9%
1,190,000	Calfrac Holdings LP 8.500%, 6/15/2026 (Canada)«,¤	838,950
2,000,000	Welltec A/S 9.5000%, 12/1/2022 (Denmark)«,¤	1,920,000
		2,758,950
Principal Amount		Value
FOREIGN BONDS (Continued)
	TELECOMMUNICATIONS — 0.4%
$250,000	Altice France S.A. 6.250%, 5/15/2024 (France)«,¤	$258,437
250,000	DKT Finance ApS 9.375%, 6/17/2023 (Denmark)«,¤	271,500
		529,937
	TRANSPORTATION — 2.0%
2,825,000	Global Ship Lease, Inc. 9.875%, 11/15/2022 (United Kingdom)«,¤	2,839,125
	TRUCKING & LEASING — 0.2%
250,000	Fly Leasing Ltd. 6.375%, 10/15/2021 (Ireland)«	256,563
	TOTAL FOREIGN BONDS (Cost $30,674,108)	30,601,683
Number of Shares
COMMON STOCKS — 0.0%
	FOREST PRODUCTS & PAPER — 0.0%
75,655	Appvion Holding Corp.µ	—
	TOTAL COMMON STOCKS (Cost $2,022,607)	—

MUTUAL FUNDS — 0.8%
70,623	AllianceBernstein Global High Income Fund, Inc.	831,939
25,100	BlackRock Corporate High Yield Fund, Inc.	269,072
	Total Mutual Funds (Cost $1,093,110)	1,101,011

SHORT-TERM INVESTMENTS — 0.8%
1,110,977	JP Morgan U.S. Government Money Market Fund, 2.25%#	1,110,977
	Total Short-Term Investments (Cost $1,110,977)	1,110,977
	TOTAL INVESTMENTS — 94.8% (Cost $139,962,253)	134,462,126
	Other Assets in Excess of Liabilities — 5.2%	7,322,722
	TOTAL NET ASSETS — 100.0%	$141,784,848

«    Callable.

¤   Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $92,634,825, which represents approximately 65.3% of net assets as of June 30, 2019.

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Concluded)	June 30, 2019

@   Float rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

µ    Illiquid security. The total illiquid securities represent 0.0% of Net Assets. Total value of these securities is $0.

#    The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

High Yield ETF SUMMARY OF INVESTMENTS	June 30, 2019
Percent of Total Net Assets
Advertising	0.2%
Aerospace/Defense	0.9%
Agriculture	3.7%
Airlines	0.6%
Auto Manufacturers	1.1%
Auto Parts & Equipment	0.2%
Building Materials	0.2%
Chemicals	2.5%
Coal	1.5%
Commercial Services	9.8%
Computers	4.6%
Cosmetics/Personal Care	0.2%
Distribution/Wholesale	0.4%
Diversified Financial Services	4.1%
Electrical Components & Equipment	1.9%
Energy-Alternate Sources	0.9%
Engineering & Construction	0.4%
Entertainment	0.4%
Environmental Control	0.2%
Food	6.0%
Forest Products & Paper	0.6%
Gas	0.6%
Healthcare-Services	0.4%
Home Builders	0.7%
Insurance	0.1%
Internet	0.2%
Investment Companies	2.2%
Iron/Steel	0.4%
Leisure Time	0.2%
Lodging	0.7%
Machinery-Diversified	0.3%
Media	6.0%
Mining	6.5%
Miscellaneous Manufacturing	4.4%
Office/Business Equipment	0.2%
Oil & Gas	6.8%
Oil & Gas Services	4.3%
Packaging & Containers	0.0%
Pharmaceuticals	3.2%
Pipelines	2.3%
REITS	0.2%

See accompanying Notes to Financial Statements.

High Yield ETF SUMMARY OF INVESTMENTS (Concluded)	June 30, 2019
Percent of Total Net Assets
Retail	3.5%
Software	0.2%
Telecommunications	4.2%
Toys/Games/Hobbies	0.2%
Transportation	4.6%
Trucking & Leasing	0.4%
Mutual Funds	0.8%
Short-Term Investments	0.8%
Total Investments	94.8%
Other Assets in Excess of Liabilities	5.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF ASSETS AND LIABILITIES	June 30, 2019
High Yield ETF
Assets:
Investments, at value (Cost $139,962,253)	$134,462,126
Cash	407,829
Interest receivable	2,467,039
Receivable for investment securities sold	4,593,930
Total Assets	141,930,924

Liabilities:
Advisory fee payable	146,076
Total Liabilities	146,076
Net Assets	$141,784,848
Net Assets Consist of:
Paid-in Capital	$331,132,625
Total distributable earnings (loss)	(189,347,777)
Net Assets	$141,784,848

Net Assets	$141,784,848
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,100,000
Net Asset Value, Offering and Redemption Price Per Share	$34.58

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF OPERATIONS	For the Year Ended June 30, 2019
High Yield ETF
Investment Income:
Interest (Net of foreign withholding tax of $8,913)	$14,375,501
Securities lending	2,887
Total Investment Income	14,378,388

Expenses:
Advisory fees	2,051,479
Total Expenses	2,051,479

Net Investment Income (Loss)	12,326,909

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(6,138,034)
Net realized gain (loss) on securities sold short	(2,500)
Change in unrealized appreciation/(depreciation) on investments	(4,562,589)
Change in unrealized appreciation/(depreciation) on securities sold short	6,250
Net Realized and Unrealized Gain (Loss) on Investments	(10,696,873)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,630,036

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2019
	High Yield ETF*
	Year Ended June 30, 2019		Year Ended June 30, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$12,326,909		$11,599,270
Net realized gain (loss) on investments and securities sold short	(6,140,534)		1,859,887
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(4,556,339)		(844,186)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,630,036		12,614,971
Distributions to Shareholders:(1)	(12,140,153)		(11,711,791)
Capital Transactions:
Proceeds from shares issued	10,943,561		29,474,065
Cost of shares redeemed	(34,901,250	)(3)	(23,934,533)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,957,689)		5,539,532
Total Increase (Decrease) in Net Assets	(34,467,806)		6,442,712
Net Assets:
Beginning of year	176,252,654		169,809,942
End of year(2)	$141,784,848		$176,252,654
Share Transactions:
Issued	300,000		800,000
Redeemed	(1,000,000)		(650,000)
Net Increase (Decrease) in Share Transactions	(700,000)		150,000

*   Formerly known as Peritus High Yield ETF.

(1)  The SEC eliminated the requirement for separate disclosure of distributions paid to shareholders in 2018. For the year ended June 30, 2018, the Fund distributed $11,711,791 from net investment income.

(2)  The SEC eliminated the requirement to disclose undistributed net investment income (loss) in 2018. For the year ended June 30, 2018, net assets included accumulated undistributed net investment income of $140,061.

(3)  Net of variable redemption fees of $92,218 for the year ended June 30, 2019. Please see Note 5 for more information.

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distribution to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Distributions of Net Realized Gains by other Investment Companies	Total from Investment Activities(3)	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)(4)	Total Return at Market Price(2)(5)	Expenses, net of expense waivers and reimbursements(6)	Expenses, prior to expense waivers and reimbursements(6)	Net Investment Income(6)	Net Assets at End of Period (000’s)	Portfolio Turnover (2)(8)
High Yield ETF*
Year ended June 30, 2019	$36.72	$2.66	$(2.16)	$—	$0.50	$(2.64)	$(2.64)	$34.58	1.47%	1.26%	1.25%(10)	1.25%(10)	7.51%	$141,785	74%
Year ended June 30, 2018	$36.52	$2.66	$0.23	$—	$2.89	$(2.69)	$(2.69)	$36.72	8.19%	9.34%	1.28%(7)	1.28%(7)	7.23%	$176,253	133%
Year ended June 30, 2017	$33.88	$2.71	$2.49	$0.00(9)	$5.20	$(2.56)	$(2.56)	$36.52	15.72%	14.33%	1.24%	1.24%	7.55%	$169,810	147%
Year ended June 30, 2016	$40.65	$3.11	$(6.93)	$—	$(3.82)	$(2.95)	$(2.95)	$33.88	(9.34)%	(9.20)%	1.22%	1.28%	8.77%	$201,601	79%
Year ended June 30, 2015	$53.27	$3.59	$(12.33)	$—	$(8.74)	$(3.88)	$(3.88)	$40.65	(16.82)%	(16.88)%	1.23%	1.23%	7.65%	$375,991	88%

*   Formerly known as, Peritus High Yield ETF.

(1)  Per share numbers have been calculated using the average shares method.

(2)  Not annualized for periods less than one year.

(3)  The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund
Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(4)  Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period.

(5)  Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca, Inc., regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca, Inc.

(6)  Annualized for periods less than one year.

(7)  The expense ratio includes expense for Interest Payable on Securities Sold Short of 0.00% for the year ended June 30, 2018.

(8)  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(9)  Amount represents less than $0.005 or 0.005%.

(10)  Effective July 1, 2018, the Fund changed its expenses to a unitary fee and waivers and reimbursements have been discontinued.

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS	June 30, 2019

Note 1 – Organization

Exchange Listed Funds Trust (the “Trust”) was organized on April 4, 2012 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The Trust has registered its Shares in multiple separate series. The financial statements herein are for the High Yield ETF (the “Fund”) (formerly known as Peritus High Yield ETF). The assets of each series in the Trust are segregated and a shareholder’s interest is limited to the Fund in which Shares are held.

The Fund commenced operations on December 1, 2010 as a separate series of the AdvisorShares Trust (the “Predecessor Fund”) and was advised by AdvisorShares Investments, LLC (“AdvisorShares“). The AdvisorShares Trust was organized as a Delaware statutory trust on July 30, 2007 and is an open-end investment management company registered under the 1940 Act. On May 24, 2018, shareholders of the AdvisorShares Trust voted to approve the Agreement and Plan of Reorganization (the “Reorganization”), which provided for the reorganization of the Predecessor Fund into the Peritus High Yield ETF, a newly created series of the Trust. Effective June 22, 2018, the Fund acquired all of the assets and liabilities of the Predecessor Fund in a tax-free exchange for shares of beneficial interest of the Fund. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund.

The Reorganization was accomplished by a tax-free exchange of 4,750,000 shares of the Predecessor Fund’s shares, valued at $176,072,051 for the exact same shares and value of the Fund’s shares. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Predecessor Fund were $176,072,051, including $(184,419) of Net Unrealized Depreciation, $1,117,279 of Undistributed (Accumulated) Net Investment Income, and $(177,878,764) of Undistributed (Accumulated) Net Realized Loss.

The Fund is an actively managed exchange-traded fund (“ETF”) and is classified as a diversified investment company under the 1940 Act. Unlike index ETFs, actively managed ETFs do not seek to track the performance of a specified index. Instead, actively managed ETFs seek to achieve an investment objective by purchasing and selling securities and other instruments in accordance with the ETF’s stated investment strategy. Actively managed ETFs are required to publish their portfolio holdings on a daily basis. The availability of this information, which is used by, among others, large institutional investors when deciding to purchase or redeem Creation Units of the ETF, is designed to ensure that shares of the ETF do not trade at a material premium or discount in relation to net asset value (“NAV”) per share.

The investment objective of the Fund is to seek high current income with a secondary goal of capital appreciation. The Fund seeks to achieve its investment objective by investing in a focused portfolio of high yield debt securities commonly referred to as ‘‘junk bonds’’. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities. The Fund may also invest in equity securities that MacKay Shields, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), believes will yield high dividends or are otherwise consistent with the Fund’s investment objective and in repurchase agreements. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover.

Under the Trust’s organizational documents, its officers and Board of Trustees (the ”Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

Note 2 – Basis of Presentation and Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2019

statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

(a) Valuation of Investments

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current fair market value, the Trust’s procedures require the Trust’s Valuation Committee, in accordance with the Trust’s Board-approved valuation guidelines, to determine a security’s fair value. In determining such value, the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates or market indices). Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when the investors will not be able to purchase or sell their Shares.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•        Level 1 – Quoted prices in active markets for identical assets

•        Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, corporate bonds, common stocks, term loans, repurchase agreements, foreign bonds and mutual funds are valued at prices supplied by independent pricing services approved by the Valuation Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker dealers. These securities are generally categorized as Level 2 or Level 3.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2019

The following is a summary of the valuations as of June 30, 2019 for the Fund based upon the three levels defined above:

High Yield ETF	Level 1	Level 2	Level 3		Total
Investments(1)
Corporate Bonds	$—	$86,256,343	$—		$86,256,343
Term Loans	—	15,392,112	—		15,392,112
Foreign Bonds	—	30,601,683	—		30,601,683
Common Stock	—	—	—	(2)	—
Mutual Funds	1,101,011	—	—		1,101,011
Short-Term Investments	1,110,977	—	—		1,110,977
Total	$2,211,988	$132,250,138	$—		$134,462,126

(1)  For a detailed break-out of investments by corporate bonds, term loans, foreign bonds, common stock, mutual funds and short-term investments, please refer to the Schedule of Investments.

(2)  Appvion Holding Corp. is a common stock in the Forest Products & Paper sector. This is an illiquid security and valued at zero by management.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

High Yield ETF
Beginning balance as of June 30, 2018	$—
Transfers into Level 3 during the period	2,025,201
Transfers out of Level 3 during the period	—
Total realized gain (loss)	—
Total change in unrealized gain/(loss)	(2,025,201)
Purchases	—
Sales	—
Ending balance as of June 30, 2019	$—

The Level 3 investment was transferred from Level 2 during the period due to the security becoming illiquid. At June 30, 2019, the investment is valued at zero (0.00% of net assets) and did not warrant a disclosure of significant unobservable inputs.

(b) Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses are recorded as an adjustment to interest income separately in the Statement of Operations. Interest Income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

(c) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Fund denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2019

instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Fund may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

(d) Federal Income Tax

It is the policy of the Fund to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and to distribute substantially all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required as long as the Fund qualifies as a regulated investment company.

Management of the Fund has evaluated tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. In general, tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of June 30, 2019, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

(e) Term Loans

The Fund invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy, whether as a contractual requirement or at their election. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are immaterial and recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2019, the Fund had $0 in unfunded domestic loan commitments.

(f) Distributions to Shareholders

The Fund distributes net investment income monthly and capital gains, if any, at least annually. The Fund may make distributions on a more frequent basis to comply with the distributions requirement of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2019

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification.

(g) Repurchase Agreement

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. As of June 30, 2019, the Fund did not have any repurchase agreements outstanding.

(h) Securities Lending

The Fund may lend portfolio securities to certain creditworthy borrowers. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the value of domestic investments and 105% of the value of foreign investments (other than ADRs). However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan. This could give rise to loss because of adverse market actions, expenses, and/or delays in connection with the disposition of the underlying securities. Any gain or loss in the market price of the securities loaned and income from lending activity by the Fund that might occur during the term of the loan would be recorded on the Statement of Operations.

Cash collateral received in connection with securities lending is invested in repurchase agreements by the lending agent.

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. As of June 30, 2019, the Fund did not have any securities on loan.

(i) Short Sales

The Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (i) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise cover its short position. As of June 30, 2019, the Fund did not hold any securities sold short.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2019

Note 3 – Transactions with Affiliates and Other Servicing Agreements

(a) Investment Advisory Agreement

Exchange Traded Concepts, LLC (the “Adviser”) serves as the investment adviser to the Trust, including the Fund, pursuant to an Investment Advisory Agreement entered into by the Adviser and the Trust on behalf of the Fund (“Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advice to the Fund primarily in the form of oversight of the Sub-Adviser, including daily monitoring of purchases and sales of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

(b) Investment Sub-Advisory Agreement

The Adviser and Sub-Adviser have entered into an investment subadvisory agreement (the “Sub-Advisory Agreement”) with respect to the Fund on April 15, 2019. Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies and restrictions. Under the Sub-Advisory Agreement, the Adviser pays a fee to the Sub-Adviser, which is calculated daily and paid monthly, equal to an annual rate of 0.35% of the average daily net assets of the Fund. For the period between September 9, 2018 and April 15, 2019, the Fund was sub-advised by PhaseCapital LP, which was paid a fee by the Adviser calculated daily and paid monthly, equal to an annual rate of 0.25% of the average daily net assets of the Fund. Prior to September 9, 2018, the Fund was sub-advised by Peritus I Asset Management, LLC (“Peritus”). Under that sub-advisory agreement, the Adviser paid a fee to Peritus, which was calculated daily and paid monthly, equal to an annual rate of 0.75% of the average daily net assets of the Fund.

(c) Distribution Arrangement

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) is the principal underwriter and distributor of the Fund’s Shares. The Distributor does not maintain any secondary market in Fund Shares.

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust.

Currently, no payments are made under the Distribution and Service Plan. Such payments may only be made after approval by the Board. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Trust. Any forgone fees will not be recoverable during any subsequent period.

(d) Other Servicing Agreements

The Bank of New York Mellon (“BNY Mellon“) serves as the Fund’s fund accountant, transfer agent, custodian and co-administrator and UMB Fund Services (“UMBFS”) serves as the Fund’s co-administrator.

Certain officers and an Interested Trustee of the Trust are also employees/officers of the Fund’s Adviser and affiliates of the Distributor.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2019

Note 4 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended June 30, 2019 were as follows:

Fund	Purchases	Sales
High Yield ETF	$115,892,654	$147,099,988

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended June 30, 2019 were as follows:

Fund	Purchases	Sales	Gain/(Loss)
High Yield ETF	$7,797,047	$12,000,075	$(99,247)

Note 5 – Capital Share Transactions

Fund Shares are listed and traded on the NYSE Arca, Inc. (the “Exchange”) on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on this exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund offers and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 50,000 Shares for the Fund (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased or redeemed directly from the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2019

Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Fund is $500, regardless of the number of Creation Units created in the transaction.

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for Fund is $500, regardless of the number of Creation Units created in the transaction.

Note 6 – Principal Risks

As with any investment, the investor could lose all or part of their investment in the Fund and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the Fund’s prospectus.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: Because the Fund is an exchange-traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem Shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Credit Risk: The Fund is subject to the risk that an issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund is also subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in high-yield debt securities.

Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Equity Risk: The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Fixed Income Securities Risk: The market value of fixed income investments in which the Fund may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities may rise. Conversely, during periods of rising interest rates, the value of fixed income securities may decline.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2019

High-Yield Risk: High yield or non-investment grade securities (commonly referred to as “junk bonds”) and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are generally considered to be speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Issuer Risk: The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk: Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Loan Participation Risk: The Fund may not have a readily available market for loan participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk: The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk: Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Operational Risk: The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Portfolio Turnover Risk: The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Repurchase Agreement Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements, including with respect to recovering or realizing on collateral.

Trading Risk: Shares may trade on the NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable.

Note 7 – Federal Income Taxes

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2019, the following amounts resulting primarily from the differing book and tax treatment related to the reversal of gains and losses emanating from redemption-in-kind transactions have been reclassified:

Fund	Paid-in Capital	Total Distributable Earnings (Loss)
High Yield ETF	$(210,199)	$210,199

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Concluded)	June 30, 2019

The tax character of the distributions paid during the tax years ended June 30, 2019 and June 30, 2018, respectively, were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
High Yield ETF
June 30, 2019	$12,140,153	$—	$12,140,153
June 30, 2018	$11,717,791	$—	$11,717,791

As of the tax year ended June 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Accumulated Earnings (Deficit)
High Yield ETF	$332,844	$—	$(184,166,974)	$(5,513,655)	$(189,347,785)

At June 30, 2019, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Yield ETF	$139,975,781	$1,840,728	$(7,354,383)	$(5,513,655)

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the tax year ended June 30, 2019, the Fund has non-expiring accumulated capital loss carryforwards as follows:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total
High Yield ETF	$97,621,379	$86,545,595	$184,166,974

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 8 – Recently Issued Regulatory Pronouncements

In August 2018, the FASB issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management has elected to early adopt this accounting pronouncement.

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. The changes required by the amendments are reflected throughout this report and had no effect on the Fund’s net assets or results of operations.

Note 9 – Events Subsequent to the Fiscal Period End

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 17, 2019, the Board of the Trust approved WhiteStar Asset Management (“WhiteStar”) as an additional sub-adviser to manage a portion of the Fund’s portfolio. Effective August 19, 2019, WhiteStar began its service as a sub-adviser to the Fund.

Management has determined there are no other subsequent events that would require disclosure in the Fund’s financial statements.

EXCHANGE LISTED FUNDS TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of High Yield ETF and
Board of Trustees of Exchange Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Yield ETF (the “Fund”), a series of Exchange Listed Funds Trust, as of June 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended June 30, 2017 and prior, were audited by other auditors whose report dated August 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Exchange Traded Concepts, LLC since 2012.

COHEN & COMPANY, LTD.
Chicago, Illinois

August 28, 2019

EXCHANGE LISTED FUNDS TRUST DISCLOSURE OF FUND EXPENSES	June 30, 2019 (Unaudited)

Expense Examples

All ETFs have operating expenses. As a shareholder of the Fund you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of the Fund’s shares, which are not reflected in these examples.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (unless otherwise noted below). The table below illustrates the Fund’s cost in two ways:

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You can use the information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund has an annualized return of 5% before expenses and the expense ratio for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes - not the Fund’s actual return - the account values shown may not apply to your specific investment.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period
Actual Performance*	1/1/19	6/30/19		1/1/19 – 6/30/19
High Yield ETF	$1,000.00	$1,057.70	1.25%	$6.38
Hypothetical (5% annual return before expenses)*
High Yield ETF	$1,000.00	$1,018.60	1.25%	$6.26

*   Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

EXCHANGE LISTED FUNDS TRUST BOARD CONSIDERATION OF APPROVAL OF SUB-ADVISORY AGREEMENT	June 30, 2019 (Unaudited)

Board of Trustees Approval of the Investment Sub-Advisory Agreement

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Exchange Listed Funds Trust (the “Trust”) on April 4, 2019, the Board considered and approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between Exchange Traded Concepts, LLC and MacKay Shields LLC (“MacKay” or the “Sub-Adviser”) with respect to the High Yield ETF (the “Fund”).

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Sub-Advisory Agreement must be approved: (i) by the vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and the Sub-Adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the board’s approval of an investment advisory agreement.

Consistent with these responsibilities, prior to the Meeting, the Board reviewed written materials from the Sub-Adviser, and at the Meeting, representatives from the Sub-Adviser presented additional oral and written information to help the Board evaluate the Sub-Adviser’s proposed sub-advisory fee and other aspects of the Sub-Advisory Agreement. Among other things, representatives from the Sub-Adviser provided an overview of its advisory businesses, including investment personnel and investment processes, and discussed the services to be provided by the Sub-Adviser. During the Meeting, the Board discussed and considered the materials it received, considered the Sub-Adviser’s oral presentation, and deliberated on the approval of the Sub-Advisory Agreement in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Sub-Adviser.

In considering whether to approve the Sub-Advisory Agreement, the Board took into account (i) the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund; (ii) the Sub-Adviser’s expected costs of and profits realized from providing such services, including any fall-out benefits expected to be enjoyed by the Sub-Adviser or its affiliates; (iii) comparative fee and expense data; (iv) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (v) other factors the Board deemed to be relevant. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel separately without management present prior to determining whether to approve the Sub-Advisory Agreement.

In considering the nature, extent, and quality of services to be provided to the Fund, the Board considered MacKay’s specific responsibilities in all aspects of day-to-day management of the Fund. The Board noted that such responsibilities would include, among other things, providing investment advice to the Fund; monitoring compliance with various Fund policies and procedures and applicable securities regulations; placing portfolio securities and other investment instrument trades on behalf of the Fund; selecting broker-dealers to execute purchase and sale transactions; determining the daily baskets of deposit securities and cash components; placing portfolio securities trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; and responsibility for quarterly reporting to the Board; and implementations of Board and ETC directives relating to the Fund. The Board considered the qualifications, experience, and responsibilities of MacKay’s investment personnel, noting the retention of the Fund’s key portfolio managers from PhaseCapital LP (“Phase”). The Board considered the quality of MacKay’s compliance infrastructure, and the determination of the Trust’s Chief Compliance Officer that MacKay has appropriate compliance policies and procedures in place. The Board noted that it had been provided with MacKay’s registration form on Form ADV as well as MacKay’s responses to a series of detailed questions, which included a description of MacKay’s operations, service offerings, personnel, compliance program, risk management program, and financial condition. The Board particularly noted the financial strength of MacKay’s parent company. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent, and quality of services expected to be provided to the Fund by MacKay.

EXCHANGE LISTED FUNDS TRUST BOARD CONSIDERATION OF APPROVAL OF SUB-ADVISORY AGREEMENT (Concluded)	June 30, 2019 (Unaudited)

In connection with the assessment of MacKay’s ability to perform its duties under the Sub-Advisory Agreement, the Board considered the sufficiency of its resources and reviewed MacKay’s overall investment experience. The Board also considered the Fund’s past performance, including comparative performance information, and noted the retention by MacKay of the portfolio management team of Phase, as well as the fact that performance may be impacted by the use of MacKay as a new sub-adviser.

The Board reviewed the proposed sub-advisory fee to be paid to MacKay for its services to the Fund under the Sub-Advisory Agreement. The Board took into consideration that the Fund pays an advisory fee structured as a “unified fee” to ETC, meaning that the Fund pays no expenses, other than certain excluded expenses, and that the sub-advisory fee to be paid to MacKay is to be paid out of ETC’s unified fee and represents an arm’s length negotiation between ETC and MacKay. The Board reviewed and considered comparative fee and expense information for the Fund. The Board also considered the costs and expenses to be incurred by MacKay in providing sub-advisory services, evaluated the compensation and benefits to be received by MacKay from its relationship with the Fund, and reviewed MacKay’s analysis of its expected profitability with respect to the Fund. The Board compared the sub-advisory fee proposed to be paid by ETC to MacKay to the sub-advisory fee that ETC paid to the Fund’s prior sub-adviser, and took into account that the proposed sub-advisory fee is higher, reflecting greater portfolio management resources that MacKay has available. The Board further noted that, other than the fee, the terms of the Sub-Advisory Agreement are substantially identical to those of the sub-advisory agreement with the Fund’s prior sub-adviser. In light of this information, the Board concluded that the sub-advisory fee appeared reasonable in light of the services to be rendered.

The Board also considered the potential for economies of scale as Fund assets grow. The Board concluded that to date, no significant economies of scale had yet been achieved, and the Board noted that it would have an opportunity to evaluate the extent to which economies of scale are being shared when it considers the renewal of the Sub-Advisory Agreement.

No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable thereunder, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

EXCHANGE LISTED FUNDS TRUST OTHER INFORMATION	June 30, 2019 (Unaudited)

Trademark License/Disclaimers

Shares of the Fund are not sponsored, endorsed, or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Qualified Interest Income

For the year ended June 30, 2019, 86.75% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund is designated as qualified interest income.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for Shares of the Fund and the Fund’s net asset value (“NAV”) can be found on the Fund’s website at www.hyldetf.com.

EXCHANGE LISTED FUNDS TRUST TRUSTEES	June 30, 2019 (Unaudited)

Set forth below is information about each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120. The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees. The SAI is available without charge, upon request, by calling collect (844) 428-3525 or at www.hyldetf.com.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
Richard Hogan (1961)	Trustee and Secretary	Since 2012	Director, Exchange Traded Concepts, LLC 2011 – present; Private Investor 2002 – present; Secretary, Exchange Traded Concepts Trust 2011 – present; Managing Member, Yorkville ETF Advisors 2011-2016.	7	Board Member of Peconic Land Trust of Suffolk County, NY.
Independent Trustees
Timothy J. Jacoby (1952)	Trustee	Since 2014	Senior Partner, Deloitte & Touche LLP, Private Equity/Hedge Fund/Mutual Fund Services Practice — 2000 – 2014.	18	Exchange Traded Concepts Trust (11) — Trustee; Edward Jones Money Market Fund — Trustee; Source ETF Trust — Trustee (2014 – 2015).
David M. Mahle (1944)	Trustee	Since 2012	Consultant, Jones Day 2012 – present; Of Counsel, Jones Day 2008-2011; Partner, Jones Day 1988 – 2008; Simplon International, Ltd., 2012 – present — Director.	18	Exchange Traded Concepts Trust (11) — Trustee; Source ETF Trust — Trustee (2014 – 2015).
Mark Zurack (1957)	Trustee	Since 2019	Professor, Columbia Business School 2002 – present;	18	Exchange Traded Concepts Trust (11) — Trustee; AQR Funds (49) — Trustee; Source ETF Trust — Trustee (2014 – 2015).

1    Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, reaches mandatory retirement age (unless service is extended), is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

2    The Fund complex includes each series of the Trust and of Exchange Traded Concepts Trust.

EXCHANGE LISTED FUNDS TRUST OFFICERS	June 30, 2019 (Unaudited)

Set forth below is information about each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, and James J. Baker, Jr. is c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, the address of Christopher W. Roleke is Foreside Management Services, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, and the address of Patrick Keniston is Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101.

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (1979)	President	Since 2012

Investment Advisor/Vice President, T.S. Phillips Investments,
Inc. 2000 – 2011; Chief Executive Officer and Secretary.
Exchange Traded Concepts Trust 2009 – 2011; Chief
Executive Officer, Exchange Traded Concepts, LLC
2009 – present; President, Exchange Traded Concepts
Trust 2011 – present.

Richard Hogan (1961)	Trustee and Secretary	Since 2012	Director, Exchange Traded Concepts, LLC 2011 – present; Private Investor 2002 – present; Secretary, Exchange Traded Concepts Trust 2011 – present; Managing Member, Yorkville ETF Advisors 2011 – 2016.
Christopher W. Roleke (1972)	Treasurer	Since 2012	Managing Director/Fund Principal Financial Officer, Foreside Management Services, LLC 2011 – Present.
James J. Baker Jr. (1951)	Assistant Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011 — present; Managing Partner; Yorkville ETF Advisors, 2012 – present; Managing Partner; Goldman Sachs, 2000 – 2011 — Vice President.
Patrick Keniston (1964)	Chief Compliance Officer	Since 2017	Managing Director, Foreside Fund Officer Services, LLC 2008 – present.

1    Each Officer serves at the pleasure of the Board of Trustees.

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10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Investment Adviser:

Exchange Traded Concepts, LLC

10900 Hefner Pointe Drive, Suite 207

Oklahoma City, OK 73120

Investment Sub-Adviser:

MacKay Shields, LLC

1345 Avenue of the Americas

New York, NY 10105

Distributor:

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

Proxy Voting Information

A description of Exchange Traded Concepts’ proxy voting policies and procedures is attached to the Fund’s Statement of Additional Information, which is available without charge by visiting the Fund’s website at www.hyldetf.com or the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling collect (844) 428-3525.

In addition, a description of how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect (844) 428-3525 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal period on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s full portfolio holdings are updated daily and available on the Fund’s website at www.hyldetf.com.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  This code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer and principal financial officer; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Timothy J. Jacoby, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

2019	2018
$17,000	$17,000

Audit fees, paid to Cohen Fund Audit Services, Ltd., relate to the audit of the registrant’s annual financial statements and the consent issued and included with the registrant’s post-effective registration statements.

(b) Audit-Related Fees:

2019	2018
$—	$—

(c) Tax Fees:

2019	2018
$3,500	$3,500

These tax fees relate to the review of the registrant’s tax returns, and review of income and capital gain distribution calculations. These fees were paid to Cohen Fund Audit Services, Ltd.

(d) All Other Fees:

2019	2018
$—	$—

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require preapproval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)

2019	2018
$—	$—

(f) Not applicable.

(g)

2019	2018
$3,500	$3,500

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Timothy J. Jacoby (chairman), David Mahle, and Mark Zurack.

Item 6. Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Exchange Listed Funds Trust

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	August 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	August 22, 2019

By (Signature and Title)	/s/ Christopher W. Roleke
Christopher W. Roleke, Principal Financial Officer

Date	August 22, 2019